UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
Guarantee of 4.800% Notes due 2028 issued by Welltower OP LLC	WELL/28	New York Stock Exchange
Guarantee of 4.500% Notes due 2034 issued by Welltower OP LLC	WELL/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Resale Prospectus Supplement

On April 29, 2026, Welltower Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement to the base prospectus dated March 28, 2025 (the “Base Prospectus”) included in the Company’s automatic shelf registration statement on Form S-3 (File No. 333-286204) (the “Registration Statement”) to register the offer and resale by the selling stockholder identified therein of up to 138,740 shares (the “Resale Shares”) of the Company’s common stock (the “Common Stock”), par value $1.00 per share, which the Company will issue in exchange for securities issued as consideration for its recent acquisition of certain properties.

Welltower OP Unit Prospectus Supplement

On April 29, 2026, the Company filed with the SEC another prospectus supplement (the “OP Prospectus Supplement”) to the Base Prospectus. The OP Prospectus Supplement relates to the registration and possible issuance of up to 176,172 shares (the “OP Shares”) of Common Stock that may be issued from time to time if, and to the extent that, certain holders of Class A common units (the “OP Units”) of Welltower OP LLC, a Delaware limited liability company (“Welltower OP”), tender such OP Units for redemption.

Registration of the OP Shares as provided in the OP Prospectus Supplement does not necessarily mean that any of the holders of OP Units will exercise their redemption rights with respect to the OP Units.

The Company is filing this Current Report on Form 8-K to provide legal and tax opinions of its counsel, Gibson, Dunn & Crutcher LLP, which opinions are attached hereto as Exhibits 5.1, 5.2, 8.1 and 8.2 and are incorporated by reference herein and in the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

5.1	Opinion of Gibson, Dunn & Crutcher LLP regarding the Resale Shares.

5.2	Opinion of Gibson, Dunn & Crutcher LLP regarding the OP Shares.

8.1	Tax Opinion of Gibson, Dunn & Crutcher LLP regarding the Resale Shares.

8.2	Tax Opinion of Gibson, Dunn & Crutcher LLP regarding the OP Shares.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibits 5.1, 5.2, 8.1 and 8.2 hereto).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	Chief Legal Officer and General Counsel

Date: April 29, 2026